Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Kaman Corporation (the "Corporation") on Form 10-Q for the quarter ended July 3, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Denninger, Senior Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/ William C. Denninger
William C. Denninger
Senior Vice President and
Chief Financial Officer
Date: August 6, 2009